UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 17, 2008

METRO ONE TELECOMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Oregon	0-27024	93-0995165

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 Murray Scholls Place
Beaverton, Oregon 97007

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (503) 643-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 17, 2006, the Company announced the appointment of Mr. James Hensel as chief executive officer of the Company.  Mr. Gary Henry, the president and former chief executive officer, will retain the title of president of the Company.

James Hensel, 50, comes to the Company from Columbia Ventures Corporation (CVC) where, since 2005, he served as Senior Vice President and had operational oversight for some of CVC’s telecom and non-telecom investments in Ireland, Iceland, New Zealand, Australia and the United States.  From 2002 through 2004, Mr. Hensel was the CEO of HemCon, a Portland, Oregon based medical device company.  From 1995 through 2002, Mr. Hensel was a vice president at  CVC, where, among other things, he managed the location, construction and corporate oversight of a $315 million aluminum smelter in Iceland.  Mr. Hensel is a former partner of Ater Wynne, a large Portland law firm.  Currently he serves on the board of several private companies and the Oregon Food Bank.   Mr. Hensel holds a BA from Harvard University and a JD from Willamette University College of Law.

The terms of Mr. Hensel’s employment agreement currently are being finalized and when completed, an amendment to this filing will be made.

Item 7.01.              Regulation FD Disclosure.

On January 17, 2008, the Company issued a press release announcing the appointment of Mr. Hensel as  the Company’s  new chief executive officer.  A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The information and exhibit provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act or the Securities Act of 1933, as amended. The information furnished pursuant to this Item 7.01 shall instead be deemed “furnished.”  The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated January 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO ONE TELECOMMUNICATIONS, INC.

Date: January 17, 2008	By:	/s/ William Hergenhan
William Hergenhan, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 17, 2008